UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 18, 2013

OMEGA HEALTHCARE INVESTORS, INC.
(Exact name of registrant as specified in charter)

Maryland	1-11316	38-3041398
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 International Circle
 Suite 3500
Hunt Valley, Maryland 21030
(Address of principal executive offices / Zip Code)

(410) 427-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act.

Item 1.01.                      Entry Into a Material Definitive Agreement

On March 18, 2013, Omega Healthcare Investors, Inc. (the “Company”) entered into separate Equity Distribution Agreements (collectively, the “2013 Agreements”) with each of BB&T Capital Markets, a division of BB&T Securities, LLC, Credit Agricole Securities (USA) Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, RBS Securities Inc., Stifel, Nicolaus & Company, Incorporated, SunTrust Robinson Humphrey, Inc. and UBS Securities LLC, each as a sales agent and/or principal (collectively, the “Managers”).  Under the terms of the 2013 Agreements, the Company may sell shares of its common stock, from time to time, through or to the Managers having an aggregate gross sales price of up to $250,000,000.  Sales of the shares, if any, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices, or as otherwise agreed with the applicable Manager.  The Company will pay each Manager compensation for sales of the shares equal to 2% of the gross sales price per share of shares sold through such Manager under the applicable 2013 Agreement.

The Company is not obligated to sell and the Managers are not obligated to buy or sell any shares under the 2013 Agreements.  No assurance can be given that the Company will sell any shares under the 2013 Agreements, or, if it does, as to the price or amount of shares that it sells, or the dates when such sales will take place.

The shares will be issued pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-179795), which became effective upon filing with the Securities and Exchange Commission on February 29, 2012.

A copy of a form of the 2013 Agreements is attached hereto as Exhibit 1.1, and is incorporated by reference herein.  The foregoing description of the material terms of the 2013 Agreements and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 1.02.                      Termination of a Material Definitive Agreement

On March 18, 2013, the Company terminated each of its separate Equity Distribution Agreements (collectively, the “2012 Agreements”) with each of BB&T Capital Markets, a division of Scott & Stringfellow, LLC, Credit Agricole Securities (USA) Inc., Deutsche Bank Securities Inc., Jefferies & Company, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC, RBS Securities Inc., Stifel, Nicolaus & Company, Incorporated, SunTrust Robinson Humphrey, Inc. and UBS Securities LLC, each as a sales agent and/or principal dated as of June 19, 2012 (collectively, the “2012 Managers”).

Under the terms of the 2012 Agreements, the Company sold shares of its common stock, from time to time, through or to the 2012 Managers having an aggregate gross sales price of up to $245,000,000.

In connection with entering into the 2013 Agreements, the Company terminated the 2012 Agreements in accordance with their terms on March 18, 2013.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits.

Exhibit Number	Description

1.1
Form of Equity Distribution Agreement, dated March 18, 2013, entered into by and between Omega Healthcare Investors, Inc. and each of BB&T Capital Markets, a division of BB&T Securities, LLC, Credit Agricole Securities (USA) Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC,  RBC Capital Markets, LLC, RBS Securities Inc., Stifel, Nicolaus & Company, Incorporated, SunTrust Robinson Humphrey, Inc. and UBS Securities LLC.

5.1	Opinion of Bryan Cave LLP regarding the legality of the Common Stock being registered.

23.1	Consent of Bryan Cave LLP (contained in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Registrant)

Dated: March 19, 2013	By:	/s/ Robert O. Stephenson
Robert O. Stephenson
Chief Financial Officer